Exhibit 10.1

May 18, 2026

Ospedale San Raffaele S.r.l.

via Olgettina No. 60

20132, Milan, Italy

Attention: dott. Marco Centenari, dott. Federico Esposti, Prof. Luigi Naldini.

Email: direzione.legale.osr@hsr.postecert.it; hsrsanraffaele@hsr.postecert.it; marco.centenari@grupposandonato.it; esposti.federico@hsr.it; naldini.luigi@hsr.it

Re: Termination of Amended and Restated License Agreement

Dear Dott. Centenari, Dott. Esposti, Prof. Naldini,

I am following-up on our discussion with respect to the Amended and Restated License Agreement dated March 23, 2023 between Genenta Science S.p.A. (“Genenta”) and Ospedale San Raffaele S.r.l., as amended by the Amendment to the Amended and Restated License Agreement dated as of September 28, 2023 (collectively, the “Agreement”).

Genenta hereby terminates the Agreement in its entirety pursuant to Section 10.6(a) thereof.

Sincerely yours,

/s/ Pierluigi Paracchi
Pierluigi Paracchi
CEO

Via dell’Annunciata 31, 20121 Milano (Italia)

CF e P. Iva 08738490963 - REA 2045555 – Cap. Sociale €909.102

www.genenta.com